UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 31, 2005
Date of Report

(Date of Earliest Event Reported)

K-TRONIK INTERNATIONAL CORP.
(Exact name of Registrant as Specified in its Charter)

290 Vincent Avenue, 3rd Floor
Hackensack, New Jersey 07601
(Address of Principal Executive Offices)

Tel: (201) 488-4600
(Registrant's Telephone Number)

     Not Applicable
(Former Name and Address)

Nevada	000-31639	88-0436364
(State or other jurisdiction	(Commission File Number) (IRS Employer
of incorporation)		Identification No.)

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Section 8 below.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Not Applicable

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

Not Applicable

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See Section 8 below.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Not Applicable

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Not Applicable

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Not Applicable

ITEM 2.06 MATERIAL IMPAIRMENTS

Not Applicable

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Not Applicable

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

Not Applicable

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Not Applicable

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Not Applicable

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable

ITEM 5.05 AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable

SECTION 6 – [RESERVED]

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Not Applicable

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

The Registrant has entered into an agreement (the “Agreement”) to sell all of its interest in and to the fixed assets of its subsidiary, K-Troniks Asia Ltd. (“K-Troniks Asia”) for consideration of USD$260,000 (the “Purchase Proceeds”). The purchaser is FineTech Co. Ltd. (“FineTech”).

The terms of the Agreement call for K-Troniks Asia to use the Purchase Proceeds to retire the debts of K-Troniks Asia to FineTech.

K-Tronik and FineTech (collectively, the “Parties”) have also entered into concurrent letter and pledge agreements (the “Letter Agreement” and the “Pledge Agreement” respectively) whereby K-Tronik transfers to FineTech ownership of all of the issued and outstanding shares of K-Tronik N.A. Inc., its US subsidiary which owns K-Troniks Asia.

The transfer of the shares of K-Tronik N.A. Inc. has not yet been effected but is expected to be effected shortly.

The Agreement, the Letter Agreement and the Pledge Agreement are attached and provide full details as to their terms. All have been dated effective December 15, 2004 except for the Pledge Agreement which is dated December 10, 2004.

Prior to entering into these transactions with FineTech, K-Tronik was the sole shareholder of K-Tronik N.A. Inc. which produced electronic ballasts through its subsidiary K-Troniks Asia.

Upon final closing of the agreements described above, it is expected that FineTech will own all of the issued and outstanding shares of K-Tronik N.A. Inc. and the assets of K-Troniks Asia. It is further expected that K-Tronik will no longer be engaged in the business of manufacturing, distributing or selling electronic ballasts.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

EXHIBITS

4.1	Agreement between the Registrant and Fine Tech Co., Ltd. regarding the pledge of the Registrant’s shares of its subsidiary, K-Tronik N.A. Inc. dated December 10, 2004

4.2	Agreement between the Registrant and Fine Tech Co., Ltd. regarding the assumption of subsidiary debts by Fine Tech Co., Ltd. dated December 15, 2004

4.3	Agreement betweent K-Troniks Asia Ltd. and Fine Tech Co., Ltd. regarding the sale of all of the assets of K-Troniks Asia Ltd. to Fine Tech Co., Ltd. dated December 15, 2004

10.1	News Release dated January 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRONIK INTERNATIONAL CORP.

“Robert Kim”

________________________
By: /s/ Robert Kim
President and Director

Dated: January 31, 2005